                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
       Date of Report (Date of earliest event reported) January 10, 2001
                                                        ----------------

                            WORONOCO BANCORP, INC.
                            ----------------------
            (Exact name of registrant as specified in its charter)


          Delaware                   1-14671              04-3444269
          --------                   -------              ----------
(State or other Jurisdiction of    (Commission          (IRS Employer
incorporation or organization)     File Number)         Identification No.)

                     31 Court Street, Westfield, MA 01085
                     ------------------------------------
                   (Address of principal executive offices)

                                (413) 568-9141
                                ---------------
             (Registrant's telephone number, including area code)

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
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Item 5.  Other Events.
         -------------

       On January 10, 2001, Woronoco Bancorp, Inc. (the "Company") issued a press release which announced the completion of its fourth repurchase plan and its intention to repurchase up to an additional 10% of its 4,154,464 outstanding shares of common stock.

       A press release announcing the stock repurchase is attached as
Exhibit 99.1.

Item 7.  Financial Statements and Other Exhibits.
         ----------------------------------------

      Exhibit 99.1  Press Release dated January 10, 2001.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                WORONOCO BANCORP, INC.


Dated:  January 11, 2001        By:  /s/ Cornelius D. Mahoney
                                     ---------------------------------------
                                     Cornelius D. Mahoney
                                     Chairman of the Board, President and
                                     Chief Executive Officer
                                     (principal executive officer)


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